Exhibit 99.1

INVESTOR PRESENTATION

FALL 2026

Algorhythm Holdings

Nasdaq: RIME

OUR OPERATING COMPANIES

AZURE

SemiCab

AZURE

Renewable biomass-to-power solutions for a cleaner tomorrow

INVESTOR PRESENTATION

SEPTEMBER 2026

info@azureenergy.co

FORWARD LOOKING STATEMENTS

All statements, other than statements of historical fact, included in this presentation and management's explanation and discussion of this presentation, regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would," and similar expressions, including graphical information, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that the expectations underlying our forward-looking statements are reasonable, these expectations may prove to be incorrect, and all of these statements are subject to risks and uncertainties. Therefore, you should not place undue reliance on our forward-looking statements. We have included important risks and uncertainties in the cautionary statements about our business in our filings with the Securities and Exchange Commission (the "SEC"), particularly the section titled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on April 2, 2026, and subsequent filings. We believe these risks and uncertainties could cause actual results or events to differ materially from the forward-looking statements that we make. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections or expectations prove incorrect, actual results, performance or financial condition may vary materially and adversely from those anticipated, estimated or expected. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We do not undertake any obligation to update our forward-looking statements.

EXECUTIVE SUMMARY

AZURE

AZURE IS A VERTICALLY INTEGRATED RENEWABLE POWER DEVELOPER

- We develop and manage engineering and construction, for renewable power projects.
- We combine proven technology and proprietary trade secrets to convert woody biomass into clean, reliable power.
- Our client base includes Fortune 500 hyperscalers, government, and regional power consumers across a range of industries.

WE ARE IN YEAR TWO AS A RAPIDLY SCALING START UP

- Management team has 20+ years of industry experience elsewhere.
- Our team launched in Azure Q2 2025, first client projects launched Q4 2025.
- We have since won $10M+ in contracts and fee income YTD 2026.
- Strong pipeline of new contracts, project participations pending for 2027 and beyond.

OUR CAPABILITIES ALIGN WITH CURRENT ECONOMIC FACTORS

- The US power grid must rapidly scale to meet growing demands.
- Data center construction alone will require 12-15% additional capacity by 2030.
- Communities increasingly demand sustainable solutions.
- We solve some of the biggest pain points facing one of the largest infrastructure investment periods in US history.

BY THE NUMBERS

17.5 GW

Renewable capacity delivered by team

$15.3B

Total project CAPEX, lifetime delivered

$500M+

Capital structured and placed

72+

Energy facilities delivered

25+

Biomass feedstock types engineered by partners

POISED FOR ACCELERATED VALUE CREATION

RAPID MARKET ACCEPTANCE

- $10M in new contracts through Q4 2027.
- 3 project-specific equity participations with an NPV of $220M+.
- 2GW of power under development.

SCALING PIPELINE & BACKLOG

- Multi-year contracts are pending.
- Pipeline value of these contracts is $50M+

FEE INCOME LEADS TO EQUITY PARTICIPATION, DRIVES LONG-TERM RECURRING CASH FLOW MODEL

- We are being asked to expand into Procurement, Construction, Ownership, and Operations.
- Recurring revenue model can drive to $100M+ in recurring EBITDA in 3-5 years.

$10 M IN HIGH MARGIN FEE INCOME THROUGH Q4 2027

EBITDA POSITIVE

PROJECT EQUITY PARTICIPATION NPV $220M+

10+ YEARS CASH FLOW VISIBILITY

PYROLYSIS-TO-POWER (“AZURE P2P™”) TECHNOLOGY

PROVEN PROCESS WITH PROPRIETARY EXPERTISE

AZURE

AZURE P2P™ EXPLAINED

Pyrolysis-to-Power (Azure P2P™) is a thermal conversion process that heats biomass in a zero-oxygen environment to produce syngas and biochar, with the syngas then combusted to generate dispatchable electricity. Unlike direct combustion, Azure P2P™ captures carbon in the biochar byproduct, enabling the facility to operate as a carbon-negative power source.

ESTABLISHED HISTORY

Pyrolysis has 100+ years of commercial operating history in wood products, pulp and paper, and waste streams. Azure P2P™ delivers 24/7 firm capacity that qualifies for capacity payments and grid reliability premiums. Its biochar co-product locks carbon in soil for centuries and qualifies for premium carbon credit categories.

HOW AZURE P2P™ WORKS

1. **FEEDSTOCK**
   Biomass, waste wood, agricultural residues
2. **PYROLYSIS**
   Thermal conversion without combustion
3. **SYNGAS**
   Clean gas fuels power generation
4. **POWER**
   Dispatchable baseload electricity
5. **BIOCHAR**
   Carbon-negative co-product, soil amendment

OUR TECHNOLOGY DELIVERS COMMERCIAL & SUSTAINABILITY BENEFITS

SPEED TO COMPLETION:

- Our infrastructure does not use any long-lead time components.
- Our end-to-end construction process is less than 50% of traditional gas designs.

RENEWABLE POWER:

- Our power generation is 100% renewable.
- Our carbon footprint is 65% lower than a natural gas power plant.

100% OFF-GRID FLEXIBILITY:

- Our designs meet the most rigorous redundancy and reliability standards.
- We are positively positioned for the data center industry based upon our unique island power generation solutions.

WATER SELF-SUFFICIENCY:

- Our feedstock drying process produce vast quantities of water.
- We commercialize this as a significant financial and operational benefit for both the operator and the end client.

DATA CENTER INFRASTRUCUTRE INVESTMENT

CONVERGENCE OF FACTORS DRIVING UNIQUE INVESTMENT OPPORTUNITY

AZURE

THREE GLOBAL FACTORS CONVERGING, ACCELERATING OUR GROWTH OPPORTUNITY

DATA CENTERS & INFRASTRUCTURE INVESTMENT

- $6.7-7.0TN global investment in data centers by 2030.
- 60-70% of investment will be in North America.
- Top 5 hyperscalers are 50%+ of all US data center capex.

CLIMATE CHANGE DRIVES NEED FOR RENEWABLE SOLUTIONS

- 7 of the top 10 Hyperscalers have committed to being carbon-negative or net zero by 2030.
- Power generation is 25-30% of greenhouse gas emissions.
- Hyperscalers need the ESG to gain local community support.

POWER & WATER ARE CRITICAL BOTTLENECKS

- Data centers need 35-108 GW* power generation by 2030.
- 150B gallons of fresh water required annually by 2030.
- Equivalent needs a 5 million population city.

*U.S. Department of Energy, Resource Adequacy Report: Evaluating the Reliability and Security of the United States Electric Grid (July 2025), Section 1.3 and Figure 7, pp. 16–18. Prepared with PNNL and NREL pursuant to Executive Order 14262.

WHO WE ARE, BY THE NUMBERS

Azure designs, builds, and owns biomass-to-power facilities delivering 24/7 firm capacity, carbon negative economics, and long-term rated utility and industrial PPAs. Our active projects pair proven Pyrolysis-to-Power technology with bankable offtake to produce dispatchable assets across the Americas.

$2.2+ GW
ACTIVE DEVELOPMENT PORTFOLIO

$5.89B
TOTAL ACTIVE CAPEX

72+
FACILITIES DELIVERED BY OUR TEAM TO DATE

40+ YRS
LEADERSHIP EXPERIENCE

LEAD ENGINEER
17.5 GW
PE · CEM · 40+ yrs · 72 projects

LEAD DEVELOPER
$500M+
20+ yrs · M&A

CONSTRUCTION LEAD
$370M+
20+ yrs industrial builds, NW and SE US

ENERGY CAPABILITIES

PROJECT DEVELOPMENT, MANAGEMENT, & FINANCE

AZURE

Azure Energy provides full-cycle project development services for biomass-to-power and carbon negative energy facilities. We move projects from concept to commercial operations alongside capital partners and equipment suppliers.

PROJECT DEVELOPMENT

Site control, feasibility, permitting, interconnection

BANKABILITY-FOCUSED

CAPITAL STRUCTURING

Financial modeling, debt and equity, tax credit structuring

$500M+ STRUCTURED · CANTOR FITZGERALD DD

OFFTAKE AND COUNTERPARTY

Long-term PPA negotiation, rated utility and industrial offtakers

INVESTMENT GRADE

RISK ASSESSMENT

In depth assessment of high, moderate, and low risks and required controls

RUSA PROGRAM · CONTINGENCY ONLY

ESG AND DECARBONIZATION

Carbon baselines, decarbonization strategies, ESG reporting

GHG PROTOCOL · VERRA · GOLD STANDARD

PROJECT OWNERSHIP

Long-term equity positions with aligned incentives

$2.2+ GW ACTIVE · $5.89B CAPEX

MARKETING & COMMS SUPPORT

Client aligned branded deliverables and communications strategies

HEARTS AND MINDS CAMPAINGS, LOBBYING

STRATEGIC PARTNERSHIPS

Interconnectivity with industrial companies, utilities, investors, and technology providers

FLEXIBLE PROJECT LEVEL STRUCUTURES

PUBLIC SECTOR STRATEGY

Align project with public programs and regulatory frameworks.

PUBLIC RELATIONS, LOBBYING

PARTNER ENGINEERING CAPABILITIES

MULTI-DISCIPLINE, CODE-COMPLIANT, LENDER-READY

Strategic engineering partners deliver across nine disciplines, each aligned to applicable US and international codes. This depth is what makes the basis of design, IE packages, and EPC specifications bankable.

PROCESS

Mass and energy balances, PFD, P&ID, advanced process control

MECHANICAL

Rotating equipment, combustion, pressure vessels

PIPING

High-pressure steam, stress analysis, FEED, isometrics

ELECTRICAL

Substations, MCCs, VFDs, arc flash, load flow

AUTOMATION AND SCADA

PLC, DCS, SCADA, cybersecurity, Modbus, OPC UA

INSTRUMENTATION AND CONTROL

Loop design, HMI, APC, functional safety

CIVIL AND STRUCTURAL

Foundations, steel, seismic zones, thermal loads

BIOMASS POWER SYSTEMS

Combustion, pyrolysis, gasification, ORC, steam cycle

DECARBONIZATION

Fuel switching, heat recovery, electrification, BECCS

CONSTRUCTION CAPABILITIES

BUILT FOR SAFETY, SCHEDULE, AND COST CERTAINTY

AZURE

Our relationships provide end-to-end construction management services that protect project schedules, control costs, and ensure quality and safety across complex industrial and energy facilities. Our team acts as an extension of the owner from mobilization through final acceptance.

SAFETY AND COMPLIANCE

OSHA compliance, environmental permits, jobsite safety programs

SAFETY-FIRST EXECUTION

COST CONTROL

Budgeting, forecasting, change order management, cost reporting

FIXED-PRICE EPC OVERSIGHT

SCHEDULE MANAGEMENT

Critical path oversight, milestone tracking, recovery planning

DATE-CERTAIN DELIVERY

QUALITY ASSURANCE

Inspections, testing, factory acceptance, field commissioning

ASME · API · NFPA COMPLIANT

CONTRACT ADMINISTRATION

Subcontractor management, change management, claims defense

$370M+ DIRECTLY MANAGED

PLANNING AND LOGISTICS

Construction planning, site logistics, mobilization sequencing

OWNER'S REPRESENTATIVE MODEL

DELIVERED POWER GENERATION

BIOMASS COGENERATION, BY INSTALLED MW

AZURE

Representative biomass cogeneration projects designed, built, and commissioned by the leadership team. Not a complete list.



Mount Poso Cogen · Bakersfield CA
44
Snowflake White Mountain · AZ
27
Seneca Sawmill · Eugene OR
25
Roseburg Forest Products · Weed CA
25
Sierra Pacific · Quincy CA
25
Sierra Pacific · Burney CA
20
Freres Lumber · Lyons OR
20
American Biocarbon · White Castle LA
13
Collins · Chester CA
10
Sierra Pacific · Burlington WA
10
Eagle Valley Clean Energy · Gypsum CO
10
Douglas County Forest Products · Winchester OR
10
Hampton Lumber · Darrington WA
8
0
5
10
15
20
25
30
35
40
45
50
Power Generation Capacity (MW)

PORTFOLIO TOTAL

17.5 GW

Renewable capacity delivered across 72+ projects, all technologies

GEOGRAPHY

Pacific NW, California, Rocky Mountains, Gulf Coast

SECTORS

Forest products, agricultural residues, woody biomass

FUEL TYPES ENGINEERED

25+ distinct biomass feedstocks

KEY CATALYSTS FOR GROWTH

UNLOCKING OUR FULL POTENTIAL ACROSS ALL PHASES OF PROJECT LIFECYCLES

AZURE

EXPANDING OUR REVENUE MODEL & FINANCIAL CAPACITY, NOT OUR KNOWLEDGE BASE

REPUTATION DRIVEN			CAPITAL DRIVEN	
DEVELOP	**ENGINEER**	**CONSTRUCT**	**OPERATE**	**OWNERSHIP**
Site control, permitting, offtake, financing	Partnered with PE-led design and IE-ready deliverables	EPC oversight with proven construction partners	Long-term operations & oversight leveraging world-class subcontractors	Both carried and paid-in equity stake in high-graded projects.

OUR REPUTATION DRIVES ACCESS TO PROJECTS

- **ENGINEERING:** Our team leverage 40+ years of expertise through its relationships, to bring this critical knowledge in house.
- **DEVELOPMENT:** Our track record enabled us to quickly build expand fee-based model across additional stages and roles of a project..

ACCESS TO STRATEGIC PARTNERS & CAPITAL EXPANDS OUR SHARE OF TOTAL PROJECT VALUE

- **CONSTRUCTION:** We partner with nationally recognized EPC vendors, increasing project income potential by 10.0x+.
- **OWNERSHIP:** We want to reinvest all excess free cash flow into expanded project ownership.

ACTIVE PROJECTS WITH DEFINED EQUITY STAKES

$2.2+ GW IN DEVELOPMENT ACROSS THE AMERICAS

AZURE

MULTIPLE PATHS TO EQUITY PARTICIPATION:

- **COMPENSATION:** At times, we will negotiate a reduction in our immediate fee income in exchange for a carried working interest equity stake in a project.
  - With no direct investment, the IRR and NPV are insulated against project budget and timelines.
- **PARTICIPATION:** We will selectively look to lead projects and participate in the paid portion of the equity stake using our own balance sheet to augment our equity participation.
  - Scaling ownership will be predicated on a preferred combination of scale, control, timeline to completion, and investment return criteria.

ACTIVE EQUITY PARTICIPATIONS				PROPOSED SOLE OWNER	
Client B		**Client C**		**Project Cascade**	
100 MW		**500 MW**		**18 MW**	
CAPEX	$18M	CAPEX	$2.5B	CAPEX	$77M
AZURE POSITION	15%	AZURE POSITION	10%	AZURE POSITION	100%
ANNUAL EBITDA, NET	$8.6M	ANNUAL EBITDA, NET	$29.1M	ANNUAL EBITDA, NET	$26.4M
IRR	N/A	IRR	N/A	IRR	33.9%
EST. NPV, NET	$60M	EST. NPV, NET	$163M	EST. NPV	$147M

ACTIVE PORTFOLIO

$2.2+ GW IN DEVELOPMENT ACROSS THE AMERICAS

AZURE

Client A

150 MW

Azure P2P™ · COD Q1 2028

CAPEX	$463M
AVG REVENUE	$200M
AZURE POSITION	100%
EST. NPV	TBD

Client B

100 MW

Azure P2P™ · COD Phase I Q4 2028: 50 MW
Phase II: 100 MW

CAPEX	$18M
AVG REVENUE	$215M
AZURE POSITION	15%
EST. NPV	$60M

Client C

500 MW

Azure P2P™ · COD Q4 2029

CAPEX	$2.5B
AVG REVENUE	$670M
AZURE POSITION	10%
EST. NPV	$163M

Client D

1.5 GW

Azure P2P™ + Gas · COD Phase I Q1 2029

CAPEX	$5.4B
AVG REVENUE	$1.4B
AZURE POSITION	Lead Dev
EST. NPV	TBD

ACTIVE PORTFOLIO TOTALS

$2.2+ GW	$5.89B	$2.48B	1,338 acres
ACTIVE CAPACITY	TOTAL CAPEX	ANNUAL REVENUE AT COD	CONTROLLED SITES

PROJECT CAPEX SCALE AND FINANCING STATUS

PROJECT-LEVEL DEBT AND EQUITY SNAPSHOT

AZURE

Azure targets 70 to 80% non-recourse debt at the project level, backed by long-term offtake and EPC wrap. Equity is sourced from Azure, strategic partners, and institutional LPs.

CAPITAL PHILOSOPHY

70 to 80%
Target non-recourse project debt

20 to 30%
Equity from sponsor and LPs

$500M+
Capital structured and placed by team

PROJECT	TOTAL CAPEX	DEBT TARGET	EQUITY	STATUS
Client A	$463M	$370M	$93M	Finance Ready
Client B	$180M	$135M	$45M	Phase 2
Client C	$2.5B	$2.0B	$500M	Phase 2
Client D	$2.75B	$2.2B	$550M	Phase 1
TOTAL	**$5.89B**	**$4.7B**	**$1.19B**	**Portfolio**

Debt targets are indicative and subject to offtake, IE review, and lender diligence. Equity allocations reflect sponsor and institutional participation targets.

SemiCab

May, 2026



TRANSFORMING TRANSPORTATION

Dynamic Network Orchestration
for Retailers & Brands

2021 GREEN SUPPLY CHAIN AWARD

Gartner COOL VENDOR 2020

Food Logistics 2021 TOP GREEN PROVIDERS

WORLD CHANGING IDEAS 2021

TRUCKLOAD TRANSPORTATION IS BROKEN

- Outdated
- Inefficient
- Fragmented



WHAT IF COMPANIES COULD ACHIEVE...

10%
Less Transportation Spend

70%
Fewer Empty Miles

20%
Better On-Time Delivery

AI Powered | Optimized | Dynamic



GLOBAL TRUCKING IS MASSIVE & MASSIVELY INEFFICIENT

Source: UNCTAD, 2023

Largest Segment In
$10.4 Trillion
Global Transportation Industry

27% Of All
Global Shipping By Spend


$2.81
Trillion Industry*

Wastage

1 In 3 Trucks Are Empty

$984 Billion In Wasted Shipping Expense***

141.5 Billion Empty Miles**

#1 Contributor to Global CO_2 Emissions in 2022****

*Deloitte: Future of Freight, 2023

** Supply Chain Dive, 2019

*** American Trucking Association, 2024

**** Climate Watch, 2024

SemiCab

WE ARE REVOLUTIONIZING FREIGHT

SemiCab is an award winning, AI enabled platform that is transforming global freight.

Freight is fragmented. We make it operate as one network - unlocking lower costs, higher reliability, and scalable utilization for everyone in the ecosystem.

TRUSTED BY GLOBAL ENTERPRISE BRANDS

asianpaints Kellogg's Mondelēz International P&G Coca-Cola apollo TYRES Unilever marico MTR

INDUSTRY EXPECTS INCREMENTAL AUTOMATION, SEMICAB DELIVERS REAL OPTIMIZATION

For the past 35+ years, global logistics has leveraged technology to automate the shipping process.

- This is a limited, incremental approach.
- This approach DOES NOT make the system more efficient.
- Existing solutions simply makes legacy human-driven processes faster.
- Assets are still deployed inefficiently, wasting time and money.

SemiCab's technology rebuilds the shipping process from the ground up.

- Our AI driven technology TRANSFORMS how the assets are deployed; how data flows.
- We optimize in real time, 24/7.
- Efficiency gains are enormous. Transformational vs. Traditional metrics.
- Assets are deployed more productively; human involvement is minimized.

FAX
↓
EMAIL
↓
EDI
↓
API
↓
AI



WE ARE NOT A SMARTER DIGITAL BROKER

A faster version of the incumbent model will continue to fail.

Through the 1980s

TRADITIONAL BROKERS

- Manually match shippers and carriers
- Allow shippers and carriers to focus on core business operations
- Brokers Charge 15%-20%

C.H. ROBINSON Mahindra LOGISTICS TCI

1990s to Today

DIGITAL BROKERS

- Reduce number of phone calls and lower brokerage fees
- Automate some logistics and shipping processes
- Incentivize inefficient supply side dynamics that reinforce short-term geographic carrier shortages

BLACKBUCK CONVOY Uber Freight

The problem every year

1 in 3 miles driven empty

~4 Billion wasted labor hours

4.7% delivery error rates*

~1 Billion tons of CO_2 are emitted each year

*Source: concise.io, 2024

RETHINKING THE SHIPPING NETWORK WITH COLLABORATIVE TRANSPORTATION & AI

SemiCab delivers more efficient carrier trips by connecting loads and lanes.

We construct and reconstruct the shipping network continuously to optimize demand and supply at all times.

Trucks stay busy. Trucks stay full. Our AI eliminates 70%+ of empty miles .

TRADITIONAL MODEL



<70% Utilization

SemiCab MODEL



OUR IMPACT

Reduced Spends by	Reduced Empty Miles by	On-time Deliveries Up by
10%	70%	20%

Industry leading 90% Utilization

FRAGMENTED NETWORKS CAN'T DELIVER EFFICIENCY

When players act alone, efficiency never scales. Fragmented efforts create duplication, waste, and missed opportunity.

Fragmented Shipper



United States
Mexico
Minneapolis
Ottawa
Montreal
Toronto
Denver
Salt Lake City
Las Vegas
Los Angeles
San Diego
Phoenix
Tucson
Albuquerque
Fort Worth
Houston
San Antonio
Monterrey
Jacksonville
Orlando
Miami

ORCHESTRATED COLLABORATION AT SCALE

Planning for the network at scale results in measurable efficiency at scale.

Stress-tested across 500,000 Loads and 10,000 Domiciles

$100 Billion Annual Freight

Multi-Enterprise Collaboration



Spokane
MONTANA
NORTH DAKOTA
MINNESOTA
Minneapolis
WISCONSIN
Ottawa
Montreal
VERMONT
Toronto
WYOMING
Salt Lake City
NEVADA
New York
San Diego
BAJA CALIFORNIA
SONORA
CHIHUAHUA
San Antonio
COAHUILA
NUEVO LEON
Monterrey
Tampa
Miami
The Bahamas
BAJA CALIFORNIA SUR
SINALOA
DURANGO
Mexico
TAMAULIPAS
Havana

CASE STUDY:

LOAD ANALYSIS SUMMARY

$80B CPG COMPANY

Load Execution (Jan – July 2024)	SemiCab Predictive Optimization
173.5K Loads	77% Loads OPTIMIZED
143M Miles	11.7M Miles SAVED
$340M Transport Spend	$28.5M COST SAVING

$60 Million + IN POTENTIAL ANNUALIZED COST SAVINGS

WE ARE DOMAIN EXPERTS

The SemiCab team brings world- class industry experience in building and deploying transportation solutions at the largest companies in the world.

GLOBAL FOOTPRINT

ATLANTA
Leadership and development executive team

BANGALORE
20+ member in house development and support team

MUMBAI
India sales and client support



Ajesh Kapoor

Co-Founder, SemiCab

Previously Co-founder and CTO of GeoComTMS, a fleet routing and scheduling optimization division of Blue Yonder Group

- Three-decade supply-chain technology career spanning GT Nexus, Wipro, Longhaul Logistics, GeoComTMS, and Infor/Baan SCS/CAPS Logistics
- Entrepreneurial leader with supply chain strategy, consulting, and product development experience driving value and cost efficiencies across Fortune 100 companies



Vivek Sehgal

Co-Founder, SemiCab

Supply Chain executive recognized for designing and scaling, planning, execution, and logistics platforms

- Director at GT Nexus and Manhattan Associates, Supply-Chain Architecture Leadership at Google and The Home Depot
- Led end-to-end supply-chain transformations across multiple industries, including capability assessments, strategic roadmaps, and future-state operating models
- Recognized thought leader through books, articles, patents and keynotes



INITIAL MARKET SERVED

Contract Freight –
Larger & Less Variability More Conducive to Network Efficiency Improvement



$450 Billion Total Contract TL*
$60 Billion Total Spot TL

- Perception bias benefit
- Global recognition
- Leverage US based Fortune 1000 customers
- Mature capital markets to support accelerated growth

* Mordor Intelligence, 2026

$100B Total Contract TL**
$100B Total Spot TL

- NDFE creates ideal ecosystem, SemiCab is sole partner
- Flexible labor and regulatory environment
- Companies will quickly outsource 10%+ of shipping

** NITI AAYOG, RMI, and RMI India, June 2021



NATIONAL DIGITAL FREIGHT EXCHANGE

Goal is to make India's supply chain efficient, resilient and globally competitive

Directly supports Indian's National Master Plan for Multi-modal Connectivity

Grown from 20 to 40+ members since 2022

Powered by SemiCab

NDFE
National Digital Freight Exchange

SemiCab

APEX

ASSET-LIGHT SAAS EXPANSION INTO THE U.S. FREIGHT MARKET



High-Margin SaaS Model

- Recurring SaaS subscription revenue
- Higher gross margins vs managed services
- Scales without trucks or physical assets

U.S. Market Entry

- Entry into the **$450B U.S. full-truckload** market
- Built on proven India freight orchestration engine
- Integrates with existing TMS systems via API



Jonathan Miller, US Sales Leadership

- Head of U.S. Sales for Apex
- 15+ years in logistics, enterprise sales, and freight technology
- Leading enterprise pilots, channel partnerships, and GTM strategy



SMARTER NETWORKS, FEWER EMPTY MILES, BETTER OUTCOMES

AI-powered technology solutions for a more efficient, connected freight ecosystem.



AI-POWERED OPTIMIZATION
Intelligent planning & dynamic routing

REAL-TIME VISIBILITY
End-to-end visibility across the network

NETWORK EFFECT
More data. Smarter decisions. Better results.

GREATER UTILIZATION
Maximize capacity. Reduce empty miles..

LOWER COSTS BETTER OUTCOMES
Improve margins. Deliver exceptional service...

*SemiCab "The Network Advantage", 2026

$450Bn US Truckload TAM

4x Throughput Efficiency Without New Headcount*

70% Empty Mile Reduction in Select Deployments*

Contact Us

Andrew Thompson, CEO

www.algoholdings.com

Investors@algoholdings.com

(954) 800-0425

Algorhythm Holdings